SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 19, 2007 (November 13, 2007)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30326 (Commission File Number)	77-0557617 (IRS Employer Identification No.)
149 South Barrington Ave., Suite 808
Los Angeles, CA 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	Not Applicable.

(b)	On November 13, 2007, the Board of Directors of Tri-Isthmus Group, Inc. (the “Company”) determined to change the Company’s fiscal year from January 31 to September 30 of each year. This change in fiscal year is effective for the period ended September 30, 2007. The Company will file a transition report on Form 10-K covering the eight-month transition period ended September 30, 2007.
Item 9.01: Financial Statements and Exhibits
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: November 19, 2007	By:	/s/ David Hirschhorn
David Hirschhorn
Chief Executive Officer

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